                                                                    EXHIBIT 99.3


                                INFOGRAMES, INC.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)

On April 30, 2002, Infogrames, Inc. ("IINC") completed the purchase of Shiny Entertainment Inc. ("Shiny"), a video game development studio. Under the terms of the agreement, the consideration paid by IINC consisted of (i) $33,032 paid in cash, (ii) the issuance of three short-term notes totaling an aggregate principal face amount of $16,156 to be paid within three months of the acquisition and (iii) 238,966 stock options valued at $672. The number of options are subject to adjustment based on the resolution of certain contingencies relating to the final purchase price.

The unaudited pro forma consolidated balance sheet as of March 31, 2002 gives effect to the purchase as if it had occurred on March 31, 2002. The unaudited pro forma consolidated statement of operations for the nine months ended March 31, 2002 and for the year ended June 30, 2001 give effect to the purchase as if it had occurred the first day of the periods presented. The unaudited pro forma information is based on the historical financial statements of IINC and Shiny giving effect to the transaction under the purchase method of accounting as well as assumptions and adjustments as indicated in the Notes below.

                                INFOGRAMES, INC.
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                      PRO FORMA
                                                               IINC        SHINY     ADJUSTMENTS  NOTES  PRO FORMA
                                                             --------      ------    -----------  -----  ---------
ASSETS
Current assets:
  Cash and cash equivalents .............................    $  5,311      $    6      $     -           $   5,317
  Receivables, net ......................................      40,457           -            -              40,457
  Inventories, net ......................................      42,476           -            -              42,476
  Income taxes receivable ...............................       6,288           -            -               6,288
  Due from related parties ..............................       6,062           -            -               6,062
  Prepaid expenses and other current assets .............       9,374          23            -               9,397
                                                             --------      ------      -------           ---------
    Total current assets ................................     109,968          29            -             109,997
Property, plant and equipment, net ......................      15,987         453            -              16,440
Investments .............................................       7,122           -            -               7,122
Goodwill, net ...........................................      29,211         981       42,533      (A)     72,725
Other assets ............................................       6,172           -            -               6,172
                                                             --------      ------      -------           ---------
    Total assets ........................................    $168,460      $1,463      $42,533           $ 212,456
                                                             ========      ======      =======           =========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
  Accounts payable ......................................    $ 40,249      $  480      $     -           $  40,729
  Accrued liabilities ...................................      27,659         353          800      (B)     28,812
  Royalties payable .....................................       6,193           -            -               6,193
  Revolving credit facility .............................      25,000           -            -              25,000
  Short term note payable ...............................           -           -       16,059      (C)     16,059
  Related party credit facility .........................      63,058           -       33,032      (C)     96,090
  Due to related parties ................................       5,233           -            -               5,233
  Deferred revenue ......................................         193           -            -                 193
                                                             --------      ------      -------           ---------
    Total current liabilities ...........................     167,585         833       49,891             218,309
Related party debt ......................................     110,002           -            -             110,002
Deferred revenue ........................................       3,500           -            -               3,500
Other long-term liabilities .............................       3,026           -            -               3,026
                                                             --------      ------      -------           ---------
    Total liabilities ...................................     284,113         833       49,891             334,837
                                                             ========      ======      =======           =========
Commitments and contingencies ...........................           -           -            -                   -

Stockholders' deficiency:
   Common stock .........................................         698       3,624       (3,624)     (D)        698
   Additional paid-in capital ...........................     485,013           -          672      (E)    485,685
   Accumulated deficit ..................................    (604,211)     (2,994)       2,994      (D)   (611,611)
                                                                                        (7,400)     (F)
   Accumulated other comprehensive income ...............       2,847           -            -               2,847
                                                             --------      ------      -------           ---------
     Total stockholders' deficiency .....................    (115,653)        630       (7,358)           (122,381)
                                                             --------      ------      -------           ---------
     Total liabilities and stockholders' deficiency .....    $168,460      $1,463      $42,533            $212,456
                                                             ========      ======      =======           =========


        See Notes to Pro Forma Consolidated Financial Statements.

                                INFOGRAMES, INC.
             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        NINE MONTHS ENDED MARCH 31, 2002
                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                                  PRO FORMA           PRO FORMA
                                             IINC        SHINY   ADJUSTMENTS   NOTES  ADJUSTMENTS
                                           --------     -------  -----------   -----  --------
Net revenues                               $289,442     $   319    $      -           $289,761
Cost of goods sold                          152,355           -           -            152,355
                                           --------     -------    --------           --------
   Gross profit                             137,087         319           -            137,406
Selling and distribution expenses            61,943           -           -             61,943
General and administrative expenses          30,991         574           -             31,565
Research and development                     48,251       3,194       7,400     (G)     58,845
Depreciation and amortization                 3,535         402           -              3,937
                                           --------     -------    --------           --------
   Operating loss                            (7,633)     (3,851)     (7,400)           (18,884)
Interest expense, net                         7,894           -       1,936     (H)      9,830
Other income                                    293           -           -                293
                                           --------     -------    --------           --------
   Loss before benefit from income taxes    (15,234)     (3,851)     (9,336)           (28,421)
Benefit from income taxes                    (5,014)          -           -     (K)     (5,014)
                                           --------     -------    --------           --------
     Net loss                              $(10,220)    $(3,851)   $ (9,336)          $(23,407)
                                           ========     =======    ========           ========
Basic and diluted net loss per share       $  (0.15)                                  $  (0.34)
                                           ========                                   ========
   Weighted average number of shares
   outstanding, basic                        69,686                                     69,686
                                           ========                                   ========

        See Notes to Pro Forma Consolidated Financial Statements.

                                INFOGRAMES, INC.
             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        TWELVE MONTHS ENDED JUNE 30, 2001
                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                                    PRO FORMA            PRO FORMA
                                             IINC        SHINY     ADJUSTMENTS  NOTES   ADJUSTMENTS
                                           --------     -------    -----------  -----   -----------
Net revenues                               $310,479     $ 6,566      $      -            $317,045
Cost of goods sold                          125,940          38             -             125,978
                                           --------     -------      --------            --------
   Gross profit                             184,539       6,528             -             191,067
Selling and distribution expenses            91,541           -             -              91,541
General and administrative expenses          67,341         484             -              67,825
Research and development                     56,617       2,919         7,400    (G)       66,936
Restructuring costs                           3,539           -             -               3,539
Merger costs                                  1,700           -             -               1,700
Gain on sale of line of business             (5,501)          -             -              (5,501)
Depreciation and amortization                20,297         590         5,317    (I)       26,204
                                           --------     -------      --------            --------
   Operating loss (income)                  (50,995)      2,535       (12,717)            (61,177)
Interest expense, net                        13,399           -         4,089    (J)       17,488
Other income                                  1,358           -             -    (K)        1,358
                                           --------     -------      --------            --------
   Loss (income) before benefit from
     income taxes                           (63,036)      2,535       (16,806)            (77,307)
Benefit from income taxes                    (2,368)          -             -              (2,368)
                                           --------     -------      --------            --------
     Net loss (income)                     $(60,668)    $ 2,535      $(16,806)           $(74,939)
                                           ========     =======      ========            ========
Basic and diluted net loss per share       $  (1.07)                                     $  (1.32)
                                           ========                                      ========
   Weighted average number of shares
   outstanding, basic                        56,839                                        56,839
                                           ========                                      ========


        See Notes to Pro Forma Consolidated Financial Statements.

           NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The total purchase consideration for Shiny, including fees, was approximately $50,563 which includes cash of $33,032, notes of $16,059 and $672 representing the fair market value of 238,966 stock options issued in connection with the transaction. The following allocation of purchase price is based on an independent third-party valuation obtained by the Company.

The following is a summary of the calculation and allocation of the purchase price, as described above:

 Cash                                               $33,032
 Notes issues                                        16,059
 Options issued                                         672
                                                    -------
 Purchase price                                      49,763
 Direct acquisition costs                               800
                                                    -------
 Total purchase price                                50,563
 Less in process research and development            (7,400)
 Less book value of net assets acquired                (630)
                                                    -------
Excess purchase price over net assets acquired      $42,533
                                                    =======

          NOTES TO PRO FORMA BALANCE SHEET AS OF MARCH 31, 2002

(A) Represents the excess of purchase price over Shiny's net assets acquired at the time of purchase.

(B) Represents estimated transaction costs incurred in connection with the acquisition, primarily legal fees.

(C)   Represents debt issued in conjunction with the purchase as follows:


      Akin short-term note                     xi                $  1,015
      Europlay short-term note                 xii                  4,310
      Mid-Senior credit facility               xiii                33,032
      0% Interplay short-term note             xiv                 10,734
                                                                 --------
      Total pro forma debt                                       $ 49,091

      xi
      Akin short-term note has a principle balance of $1,020 which matures on July 31, 2002. Interest is calculated at 2.88% and is due at maturity. The note was recorded at a present value of $1,015 after imputing a market rate of interest of 5%. This note will be refinanced using available funds from the Mid-Senior credit facility.

      xii
      Europlay short-term note has a principle balance of $4,327 which is due in two equal payments on May 31 and July 31, 2002. Interest is calculated at 2.88% and is due with the second payment. The note was recorded at a present value of $4,310 after imputing a market rate of interest of 5%. This note will be refinanced using available funds from the Mid-Senior credit facility.

      xiii
      Mid-Senior credit facility issued by Infogrames Entertainment, S.A., a related party, has a $50,000 borrowing limit and matures June 30, 2004. Interest is calculated based on 3 month LIBOR plus 2.75% and payable quarterly. An unused commitment fee of 0.50% per annum will be charged.

      xiv
      The 0% Interplay short-term note was recorded at its present value of $10,734 and is due over five payments of varying amounts with the final payment due July 31, 2002 and totaling $10,809. Interest will be accreted at an annual rate of 5.0%. This note will be refinanced using available funds from the Mid-Senior credit facility.

(D)   Represents the elimination of the investment in Shiny.

(E)   Represents market value of the 238,966 stock options granted.

(F)   Represents the expensing of in-process research and development.

                  NOTES TO PRO FORMA STATEMENTS OF OPERATIONS

(G)   Represents the expensing of in-process research and development.

(H) Represents additional interest expense recorded from the debt issued to fund the purchase of Shiny:

      Akin short-term note                                  $    13
      Europlay short-term note                                   40
      Mid-Senior credit facility                              1,808
      0% Interplay short-term note                               75
                                                            -------
      Total pro forma interest expense                      $ 1,936


      For the nine months ended March 31, 2001, interest and fees on the Mid-Senior credit facility were calculated on the balances based on timed borrowings through-out the nine month period. The pro forma balance at the end of March 31, 2002 is $48,894.




(I) Represents twelve months' amortization of goodwill. Amortization was computed over a period of 8 years. Effective July 1, 2001, IINC ceased amortizing goodwill when it adopted the provisions of Financial Accounting Standards Board No. 142.

(J) Represents additional interest expense recorded from the debt issued to fund the purchase of Shiny:

      Akin short-term note                                      $    13
      Europlay short-term note                                       40
      Mid-Senior credit facility                                  3,961
      0% Interplay short-term note                                   75
                                                                -------
      Total pro forma interest expense                          $ 4,089

      For the twelve months ended June 30, 2001, interest and fees on the Mid-Senior credit facility were calculated on the balances based on timed borrowings through-out the twelve month period. The pro forma balance at the end of June 30, 2001 is $48,894.

(K) No tax benefits have been provided for the pro-forma adjustments because management believes it is more likely than not that such benefits will not be realized.